                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                OCTOBER 23, 1997


                        PAREXEL INTERNATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)





    Massachusetts                     0-27058                    04-2776269
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  (State or Other                   (Commission                (IRS Employer
  Jurisdiction of                   File Number)             Identification No.)
  incorporation)


         195 West Street, Waltham, Massachusetts                       02154
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         (Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code (617) 487-9900
                                                   -----------------------------

                                 Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report).

ITEM 5.  OTHER EVENTS.

     On October 23, 1997, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit No.          Exhibit
-----------          -------

99.1                 Press release of the Company dated October 23, 1997

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    PAREXEL International Corporation



Dated: October 23, 1997             By: /s/ William T. Sobo, Jr.
                                        ----------------------------------------
                                        William T. Sobo, Jr., Senior
                                        Vice President, Chief Financial
                                        Officer, Treasurer and Clerk

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

99.1              Press release of the Company dated October 23, 1997